Interim Condensed Consolidated Statements of (Loss) Income and Comprehensive (Loss) Income (Unaudited) - USD ($) $ in Thousands	3 Months Ended
	Nov. 30, 2025	Nov. 30, 2024
Profit or loss [abstract]
Revenue	$ 25,117	$ 12,528
Cost of sales
Production costs	(8,024)	(5,846)
Royalty	(1,769)	(942)
Depreciation	(1,109)	(906)
Total cost of sales	(10,902)	(7,694)
Gross profit	14,215	4,834
General and administrative expenses	(1,691)	(1,425)
Change in fair value of derivative financial instruments	(7,000)	819
Foreign exchange losses	(658)	(77)
Interest and other expenses	(334)	(321)
Income before tax	4,532	3,830
Income tax expense	(5,028)	(1,693)
Net (loss) income and comprehensive (loss) income	(496)	2,137
Shareholders	(4,168)	981
Non-controlling interest	$ 3,672	$ 1,156
Basic (loss) earnings per share	$ (0.01)	$ 0.00
Diluted (loss) earnings per share	$ (0.01)	$ 0.00